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                                                                  EXHIBIT (z)(2)

Richard F. Brereton                 Managing Director                                   New York, NY
Kenneth Castiglia                   Chief Financial Officer and Treasurer               New York, NY
Stefanie Chang Yu                   Assistant Secretary; Vice President and
                                    Secretary of the Funds                              New York, NY
Amy Doberman                        Managing Director and Secretary; Vice President
                                    of the Funds                                        New York, NY
Barry Fink                          Managing Director                                   New York, NY
Geoffrey Flynn                      Managing Director                                   Jersey City, NJ
Michael Kiley                       Managing Director, Chief Executive Officer          New York, NY
                                    and President
David Linton                        Managing Director                                   Weston, CT
Edward C. Wood, III                 Managing Director and Chief Operating Officer       Oakbrook Terrace, IL
Douglas Mangina                     Managing Director                                   New York, NY
Paul Martin                         Managing Director                                   New York, NY
Steven M. Massoni                   Managing Director                                   Oakbrook Terrace, IL
Carsten Otto                        Managing Director                                   New York, NY
James J. Ryan                       Managing Director                                   Oakbrook Terrace, IL
Andrew J. Scherer                   Managing Director                                   Oakbrook Terrace, IL
Colette M. Saucedo                  Managing Director                                   Houston, TX
Michael S. Spangler                 Managing Director                                   New York, NY
Timothy Sweeney                     Managing Director                                   West Conshohocken, NJ
Terry L. Swenson                    Managing Director                                   Amery, WI
Elizabeth Vale                      Managing Director                                   West Conshohocken, NJ
Robert S. West                      Managing Director                                   Oakbrook Terrace, IL
Laurence J. Althoff                 Executive Director                                  Oakbrook Terrace, IL
Matthew T. Baker                    Executive Director                                  Oakbrook Terrace, IL
Joseph C. Benedetti                 Executive Director                                  New York, NY
Patricia A. Bettlach                Executive Director                                  Chesterfield, MO
Brian E. Binder                     Executive Director and Chief Administrative         Oakbrook Terrace, IL
                                    Officer
Michael P. Boos                     Executive Director                                  Oakbrook Terrace, IL
Elizabeth M. Brown                  Executive Director                                  Houston, TX
John T. Browning                    Executive Director                                  Oakbrook Terrace, IL
Daniel Burton                       Executive Director                                  New York, NY
Juanita E. Buss                     Executive Director                                  Kennesaw, GA
Richard J. Charlino                 Executive Director                                  Jersey City, NJ
Brent Alan Cooper                   Executive Director                                  Oakbrook Terrace, IL
Gary R. DeMoss                      Executive Director                                  Oakbrook Terrace, IL
Craig S. Falduto                    Executive Director                                  Oakbrook Terrace, IL
Gina Germane                        Executive Director and Chief Anti-Money             New York, NY
                                    Laundering Officer
Richard G. Golod                    Executive Director                                  Jersey City, NJ
Gregory Heffington                  Executive Director                                  Ft. Collins, CO
Michelle H. Huber                   Executive Director                                  Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                  Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                  Oakbrook Terrace, IL
Louis Gregory Kafkes                Executive Director                                  Oakbrook Terrace, IL
Thomas Patrick Kelly                Executive Director                                  Oakbrook Terrace, IL
Robert Daniel Kendall               Executive Director                                  Oakbrook Terrace, IL
Gary F. Kleinschmidt                Executive Director                                  Chalfont, PA
Karen Leparulo                      Executive Director                                  Oakbrook Terrace, IL
Carl Mayfield                       Executive Director                                  Lakewood, CO
Mark R. McClure                     Executive Director                                  Oakbrook Terrace, IL
Maura A. McGrath                    Executive Director                                  Jersey City, NJ
Lou Anne McInnis                    Executive Director                                  New York, NY
Lance O'Brien Murphy                Executive Director                                  Dallas, TX
Joseph Pollaro                      Executive Director                                  Jersey City, NJ
Walter E. Rein                      Executive Director and Chief Financial Officer      Oakbrook Terrace, IL
Louis Rivera                        Executive Director                                  Houston, TX
Thomas C. Rowley                    Executive Director                                  Oakbrook Terrace, IL
Robert H. Schumacher                Executive Director                                  Oakbrook Terrace, IL
Richard Stefanec                    Executive Director                                  Tarzana, CA
James D. Stevens                    Executive Director                                  North Andover, MA
John Tierney                        Executive Director                                  Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                  Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                                  Oakbrook Terrace, IL
Brett Van Bortel                    Executive Director                                  Oakbrook Terrace, IL
Barbara Anne Marie Withers          Executive Director                                  Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                  Oakbrook Terrace, IL

George Steven Amidon                Vice President                                    Oakbrook Terrace, IL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Highlands Ranch, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
James Burke Bradford                Vice President                                    Oakbrook Terrace, IL
Curtis W. Bradshaw                  Vice President                                    Oakbrook Terrace, IL
Michael Winston Brown               Vice President                                    Colleyville, TX
Loren Burket                        Vice President                                    Plymouth, MN
Christina Carroll                   Vice President;
                                    Chief Compliance Officer                          New York, NY
Lynn Chadderton                     Vice President                                    Valrico, FL
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Michael Colston                     Vice President                                    Louisville, KY
Jack Crain                          Vice President                                    Oakbrook Terrace, IL
Shannon Colleen Crowley             Vice President                                    Oakbrook Terrace, IL
Michael A. Dearth                   Vice President                                    Oakbrook Terrace, IL
Paul DeMaio                         Vice President                                    Oakbrook Terrace, IL
Kenneth A. De Marco                 Vice President                                    Oakbrook Terrace, IL
Joanne Doldo                        Vice President;
                                    Assistant Secretary of the Funds                  New York, NY
Paula Christie Doroff               Vice President                                    Oakbrook Terrace, IL
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
Michael G. Effron                   Vice President                                    Oakbrook Terrace, IL
Tara Farrelly                       Vice President                                    New York, NY
Robert W. Fort                      Vice President                                    Purchase, NY
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Alice J. Gerstel                    Vice President                                    New York, NY
Tyler A. Gill                       Vice President                                    Oakbrook Terrace, IL
Walter C. Gray                      Vice President                                    Houston, TX
Hunter Handley                      Vice President                                    Oakbrook Terrace, IL
William G. Harrigan                 Vice President                                    Jersey City, NJ
Brian Hartigan                      Vice President                                    Oakbrook Terrace, IL
Francis Martin Hawkins              Vice President                                    Oakbrook Terrace, IL
Meredith R. Hayes                   Vice President                                    Oakbrook Terrace, IL
Michael D. Hibsch                   Vice President                                    Nashville, TN
Matthew T. Hilding                  Vice President                                    Houston, TX
Richard Ralph Hoffman               Vice President                                    Jersey City, NJ
Conner D. Hogan                     Vice President                                    Oakbrook Terrace, IL
Kevin P. Holleron                   Vice President                                    Oakbrook Terrace, IL
Ryan Teague Hurley                  Vice President                                    Oakbrook Terrace, IL
Eric J. Hyde                        Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Richard W. Jackson                  Vice President                                    Oakbrook Terrace, IL
Nancy Johannsen                     Vice President                                    Oakbrook Terrace, IL
Laurie L. Jones                     Vice President                                    Houston, TX
Michael E. Jones                    Vice President                                    Oakbrook Terrace, IL
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Daniel W. Krause                    Vice President                                    Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Gary W. Lackey                      Vice President                                    Houston, TX
Albert K. Lazaro                    Vice President                                    Oakbrook Terrace, IL
Tony E. Leal                        Vice President                                    Houston, TX

Michelle Lea Lewis                  Vice President                                Oakbrook Terrace, IL
Mark Stephen Lie                    Vice President                                Oakbrook Terrace, IL
Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Tim O'Neal Lorah                    Vice President                                New York, NY
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Michael J. Magee                    Vice President                                Oakbrook Terrace, IL
Christa Mangiello                   Vice President                                Oakbrook Terrace, IL
Anthony S. Manzanares               Vice President                                Oakbrook Terrace, IL
Eric J. Marmoll                     Vice President                                Oakbrook Terrace, IL
Brian Maute                         Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Winston McLaughlin                  Vice President                                Harborside, NJ
Peter George Mislios                Vice President                                Oakbrook Terrace, IL
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Sterling Tyler Moore                Vice President                                San Francisco, CA
John T. Moser                       Vice President                                Oakbrook Terrace, IL
Kristan N. Mulley                   Vice President                                Oakbrook Terrace, IL
Grant R. Myers                      Vice President                                Houston, TX
Richard A. Myers                    Vice President                                Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Peter Nicolas                       Vice President                                Marblehead, MA
Ryne Atsushi Nishimi                Vice President                                Coto de Caza, CA
Brian O'Connell                     Vice President                                Oakbrook Terrace, IL
James A. O'Brien                    Vice President                                Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Highland, VA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Paul R. Peterson                    Vice President                                Oakbrook Terrace, IL
Megan Piscitello                    Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Jennifer Lynn Pucci                 Vice President                                Oakbrook Terrace, IL
John M. Radzinski                   Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Jason F. Ruimerman                  Vice President                                Salem, MA
Pam Salley                          Vice President                                Houston, TX
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Tonya Hammet Sax                    Vice President                                Oakbrook Terrace, IL
David T. Saylor                     Vice President                                Oakbrook Terrace, IL
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Timothy M. Scholten                 Vice President                                New Albany, OH
Lisa Schultz                        Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Orlando, FL
Laurel Shipes                       Vice President                                Duluth, GA
Frank Skubic                        Vice President                                San Francisco, CA
Heather Smith                       Vice President                                Richmond, VA
Christopher J. Staniforth           Vice President                                Leawood, KS
Brian S. Terwilliger                Vice President                                Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                                San Diego, CA
Angela Thomley                      Vice President                                Oakbrook Terrace, IL
Eric B. Towell                      Vice President                                Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Jeannette L. Underwood              Vice President                                Oakbrook Terrace, IL
John M. Walsh                       Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Perri P. Williams                   Vice President                                Houston, TX
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                                Houston, TX
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                       Vice President                                Chandler, AZ
Kenneth Paul Zaugh                  Vice President                                Oakbrook Terrace, IL
William Edward Zorovich             Vice President                                Oakbrook Terrace, IL



Mary Mullin                         Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Michael P. Kiley                    Director                                      New York, NY
Jonathan S. Thomas                  Director                                      New York, NY
Edward C. Wood, III                 Director                                      Oakbrook Terrace, IL